MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO




Quarterly Report

February 28, 1999


Officers and Directors
Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
February 28, 1999

A map illustrating the following percentages:


GHANA             5.0%
MOROCCO          10.1%
SOUTH AFRICA     27.6%
BOTSWANA          2.9%
TURKEY            6.9%
ISRAEL           11.8%
LEBANON           7.8%
EGYPT            10.7%
ZIMBABWE          1.0%

[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., February 28, 1999


DEAR SHAREHOLDER


During the three-month period ended February 28, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +9.29%, +9.00%, +8.99% and +9.20%, respectively. The unmanaged Morgan Stanley Capital International
(MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +7.61%, -3.97% and +31.55%, respectively, for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index.) In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 3.35% in US dollars for the quarter ended February 28, 1999. The Fund's performance benefited from its underweighted position in South Africa and its overweighted position in Turkey. In addition, the Fund benefited from its exposure to Egypt, Ghana and Morocco, although these countries are not included in the Index.


Investment Overview
During the past three months, Middle East and African markets were resilient as yet another emerging market currency, the Brazilian real, devalued and a number of emerging markets in Asia and Latin America declined sharply. An attractive feature of markets in the Middle East and African regions has traditionally been a low sensitivity to external developments, but this has not been evident recently. Over the past year, the crises that erupted in developing countries worldwide have exaggerated investors' perception of emerging market risk, and have led to indiscriminate selling of investments in this asset class. Thus, the stock markets in Turkey and South Africa corrected sharply when the Russian currency devalued and recovered with other emerging markets in the fall of 1998.

During the February quarter, domestic developments (not external ones) again played a primary role in driving the performance of Middle East and African markets. In Turkey, local political and economic issues were particularly important in lowering the risk premium attributed to the country and fueling the 31.55% rally in its stock market. The capture of Abdullah Ocalan, the rebel Kurdish leader sought by the Turkish Army for more than a decade, gave a boost to the ruling parties, and raised hopes of greater political stability and policy continuity. Stable macroeconomic variables, especially inflation, were encouraging as was a statement by the International Monetary Fund of its willingness to provide a credit facility. These developments were critical in enabling interest rates to decline. They are also timely because the amount of debt that the Turkish Treasury needs to roll over is substantial and likely to rise in the coming months.

Many Turkish companies--both banks and non-banks--invest in Turkish treasury bills. Thus, the value of their investment portfolios rises as interest rates decline. Given the high prevailing interest rates in Turkey, there is still scope for a significant decline in interest rates. Migros Turk T.A.S., a Fund holding, is the largest supermarket retailer with approximately 28% market share. Aside from its retailing expertise, Migros also benefits from a highly favorable working capital position; that is, the company receives payments from its customers more rapidly than it pays its suppliers. Migros' expertise in retailing and cash management has enabled the company to continually expand its presence in the market without having a negative impact on earnings. The company's ability to generate large cash flows enables it to diminish earnings volatility. We deem this to be a critical advantage because we expect Turkish economic conditions to continue to be sluggish in the near term.

There appears to be a major shift in South African monetary policy that has driven the market to perform relatively well in the past three months, despite volatility in the external environment. Prior to 1999, the overriding monetary policy objective was to maintain a stable currency. Since the beginning of the year, the policy appears to have shifted to a more growth-oriented strategy. Interest rates have declined over 240 basis points (2.40%) in the past three months. Surprisingly, the South African rand has remained fairly stable during this period, an indication of foreign capital inflows. We believe this attests to investor recognition of the reasonably attractive fundamentals of the South African economy and companies, and to the growing interest of investors in commodity stocks.

One of the Fund's largest positions is in Nampak Limited, the premier South African packaging company. Nampak is a good example of the ideal investment opportunity in these markets, in our view. Nampak dominates the South African packaging industry with significant market positions in all areas. The company possesses one of the strongest management teams in the country. Its cost structure is in line with international packaging companies, despite the lower economies of scale in the South African and other African markets that Nampak serves. The stock price plunged as interest rates were hiked in May and June of 1998 to defend the rand. While the high interest rates and slowdown in the economy have limited Nampak's growth in the short term, it has hurt its smaller competitors much more severely. Weak competitors are exiting the business, leading to a consolidation in segments of the packaging industry in South
Africa. From its strong balance sheet perspective, Nampak is taking advantage of this consolidation by acquiring capacity at reduced prices. Ultimately, the loss of marginal players in the packaging industry will lead to a more rational market and greater profitability for Nampak, in our view. In the short term, we expect that the company will benefit from cost savings generated from rationalizing its acquisitions. We foresee the company's growth prospects improving over the short to intermediate term as interest rates decline.

A large number of Israeli technology companies are traded on the National Association of Securities Dealers Automated Quotations market in the United States. Among these companies is ECI Telecom Limited. ECI Telecom produces telecommunication equipment for sale to the major telecommunication service providers in the world. It is a smaller niche player, compared to Lucent Technologies, Inc. and Northern Telecom Limited, and is therefore able to target specific markets that have significant profit potential. ECI recently acquired Tadiran Telecom, another Israeli telecom provider, whose wireless local loop technology is highly competitive on a global basis. We expect the addition of these new products and additional sales force to expand ECI's customer base. ECI shares trade at a significant discount to the company's North American competitors. On a price/earnings basis, ECI stands at 16 times 1999 earnings estimates, whereas Lucent is trading at 46 times and Northern Telecom is trading at 28 times. While ECI's product line is more limited than that of these two larger competitors, we believe the difference appears to be greater than justified by the actual differences among these companies.


In Conclusion
This February quarter has proven once again how volatile Middle East and African markets can be. We see value throughout the region with security valuations comparing favorably to those elsewhere in the world. However, we would like to remind shareholders that because of the volatility, there may be periods of downturns. Therefore, investing in these markets requires a long-term view.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director




(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



March 31, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch MiddleEast/Africa Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




Merrill Lynch Middle East/Africa Fund, Inc., February 28, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -21.59%        -27.19%
Inception (12/30/94) through 12/31/98     - 0.72         - 2.04

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       -22.42%        -27.02%
Inception (12/30/94) through 12/31/98     - 1.77         - 1.77

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       -22.40%        -24.71%
Inception (12/30/94) through 12/31/98     - 1.69         - 1.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -21.80%        -27.38%
Inception (12/30/94) through 12/31/98     - 1.00         - 2.32

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                             12 Month         3 Month     Since Inception
                                                           Total Return     Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares               -17.22%          +9.29%          +5.80%
ML Middle East/Africa Fund, Inc. Class B Shares               -18.15           +9.00           +1.23
ML Middle East/Africa Fund, Inc. Class C Shares               -18.13           +8.99           +1.55
ML Middle East/Africa Fund, Inc. Class D Shares               -17.59           +9.20           +4.52

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 12/30/94.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                                                                                                 Percent of
AFRICA         Industries         Shares Held             Investments                      Cost          Value   Net Assets
Botswana       Multi-Industry         106,802    Sechaba Breweries Limited              $   85,845    $  116,836       2.9%

                                                 Total Investments in Botswana              85,845       116,836       2.9

Ghana          Beverages & Tobacco    432,827    Guinness Ghana Limited                     70,100       200,467       5.0

                                                 Total Investments in Ghana                 70,100       200,467       5.0

Morocco        Banking                  2,642    Banque Marocaine du Commerce Exterieur     88,450       205,124       5.1

               Building Materials       1,624    Cimenterie de l'Oriental (CIOR)            71,111       198,881       5.0

                                                 Total Investments in Morocco              159,561       404,005      10.1

South Africa   Banking                  3,137    Nedcor Limited                             59,955        63,499       1.6
                                        6,730    Nedcor Limited                            135,377       136,340       3.4
                                        1,318    Standard Bank Investment
                                                 Corporation Limited                         3,649         3,747       0.1
                                                                                        ----------    ----------     ------
                                                                                           198,981       203,586       5.1

               Computers                4,570    Dimension Data Holdings Limited            20,779        18,605       0.5

               Forest Products        105,399    Nampak Limited                            158,247       201,774       5.1

               Gold Mines               6,642    AngloGold Limited (ADR)(a)                144,561       120,386       3.0

               Insurance              103,732    FirstRand Limited                         101,553       109,765       2.7
                                        1,622    Liberty Life Association of
                                                 Africa Limited                             21,992        22,352       0.6
                                        7,620    Sanlam Limited                              8,034         5,441       0.1
                                                                                        ----------    ----------     ------
                                                                                           131,579       137,558       3.4

               Merchandising           34,620    Pick'n Pay Stores Limited                  39,456        43,680       1.1
                                        1,543    Pick'n Pay Stores Limited 'N'               2,474         1,832       0.0
                                                                                        ----------    ----------     ------
                                                                                            41,930        45,512       1.1

               Metals--Non-Ferrous     21,896    Gencor Limited                             54,273        50,230       1.3
                                       22,571    Gencor Limited (ADR)(a)                    55,535        51,737       1.3
                                                                                        ----------    ----------     ------
                                                                                           109,808       101,967       2.6

               Mining                   2,127    Gold Fields Ltd.                           15,756        11,408       0.3
                                        1,370    Gold Fields of South Africa Limited        16,536         2,169       0.0
                                                                                        ----------    ----------     ------
                                                                                            32,292        13,577       0.3

               Retail                     820    Edgars Stores Limited                       2,611         3,497       0.1
                                      143,144    Metro Cash and Carry Limited              117,026       109,844       2.7
                                       34,134    Pepkor Limited                            128,913       146,131       3.7
                                                                                        ----------    ----------     ------
                                                                                           248,550       259,472       6.5

                                                 Total Investments in South Africa       1,086,727     1,102,437      27.6




Merrill Lynch Middle East/Africa Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
AFRICA                                  Shares                                                                   Percent of
(concluded)    Industries                Held            Investments                        Cost       Value     Net Assets
Zimbabwe       Beverages & Tobacco     65,844    Delta Corporation Limited             $    42,000   $    14,220       0.4%

               Entertainment &        190,974    Zimbabwe Sun Limited                       73,404        10,999       0.3
               Leisure

               Real Estate             55,667    Hippo Valley Estates Ltd.                  21,630        12,824       0.3

                                                 Total Investments in Zimbabwe             137,034        38,043       1.0

                                                 Total Investments in Africa             1,539,267     1,861,788      46.6


MIDDLE
EAST

Egypt          Banking                  6,643    Commercial International Bank              60,437        72,144       1.8
                                        9,100    Commercial International Bank
                                                 (GDR)(b)                                  185,500        96,915       2.4
                                                                                       -----------   -----------     ------
                                                                                           245,937       169,059       4.2

               Beverages                3,903    Al-Ahram Beverages Company
                                                 S.A.E. (GDR)(b)                            60,497       134,654       3.4

               Finance                  6,510    EFG-Hermes Holding, S.A.E. (GDR)(b)        76,493        79,748       2.0

               Housing                  1,270    Madinet Nasr for Housing &
                                                 Development Company                        27,807        45,580       1.1

                                                 Total Investments in Egypt                410,734       429,041      10.7

Israel         Banking                 34,000    Bank Hapoalim                              66,290        65,962       1.7
                                       43,800    Bank Leumi Le-Israel                       66,077        65,357       1.6
                                                                                       -----------   -----------     ------
                                                                                           132,367       131,319       3.3

               Drugs                      953    Teva Pharmaceutical Industries
                                                 Ltd. (ADR)(a)                              35,321        38,537       1.0

               Food Chain              38,296    Supersol Ltd.                              97,702        97,230       2.4

               Merchandising            6,641    Blue Square Chain Investments
                                                 and Properties Ltd.                        36,113        85,455       2.1

               Telecommunications       3,226    ECI Telecom Limited                       125,459       118,354       3.0

                                                 Total Investments in Israel               426,962       470,895      11.8

Lebanon        Banking                  7,227    Banque Audi (GDR)(b)                      206,570       154,658       3.9
                                       10,262    Banque Libanaise                          124,123       156,495       3.9

                                                 Total Investments in Lebanon              330,693       311,153       7.8

Turkey         Banking              7,558,336    Yapi ve Kredi Bankasi A.S.                 83,793       132,236       3.3

               Retail                 109,397    Migros Turk T.A.S.                        112,031       142,002       3.6

                                                 Total Investments in Turkey               195,824       274,238       6.9

                                                 Total Investments in the Middle East    1,364,213     1,485,327      37.2


SHORT-TERM                            Face
SECURITIES                           Amount

               US Government     US$  302,000    Federal Home Loan Mortgage
               Agency Obligations*               Corporation, 4.70% due 3/01/1999          301,921       301,921       7.6

                                                 Total Investments in
                                                 Short-Term Securities                     301,921       301,921       7.6

               Total Investments                                                        $3,205,401     3,649,036      91.4
                                                                                        ==========
               Other Assets Less Liabilities                                                             344,764       8.6
                                                                                                      ----------     ------
               Net Assets                                                                             $3,993,800     100.0%
                                                                                                      ==========     ======

               Net Asset Value:       Class A--Based on net assets of $527,680 and
                                               59,039 shares outstanding                              $     8.94
                                                                                                      ==========
                                      Class B--Based on net assets of $2,797,266 and
                                               316,586 shares outstanding                             $     8.84
                                                                                                      ==========
                                      Class C--Based on net assets of $277,609 and
                                               31,383 shares outstanding                              $     8.85
                                                                                                      ==========
                                      Class D--Based on net assets of $391,245 and
                                               43,941 shares outstanding                              $     8.90
                                                                                                      ==========


              *Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
            (a)American Depositary Receipts (ADR).
            (b)Global Depositary Receipts (GDR).



PORTFOLIO INFORMATION



As of February 28, 1999

                                                  Percent of
Ten Largest Holdings (Equity Investments)         Net Assets

Banque Marocaine du Commerce Exterieur               5.1%
Nampak Limited                                       5.1
Guinness Ghana Limited                               5.0
Nedcor Limited*                                      5.0
Cimenterie de l'Oriental (CIOR)                      5.0
Banque Libanaise                                     3.9
Banque Audi (GDR)                                    3.9
Pepkor Limited                                       3.7
Migros Turk T.A.S.                                   3.6
Al-Ahram Beverages Company S.A.E. (GDR)              3.4


                                                  Percent of
Ten Largest Industries                            Net Assets

Banking                                             28.8%
Retail                                              10.1
Beverages & Tobacco                                  5.4
Forest Products                                      5.1
Building Materials                                   5.0
Insurance                                            3.4
Beverages                                            3.4
Merchandising                                        3.2
Gold Mines                                           3.0
Telecommunications                                   3.0

[FN]
*Includes combined holdings.


EQUITY PORTFOLIO CHANGES


For the Quarter Ended February 28, 1999

Additions

AngloGold Limited (ADR)
Bank Hapoalim
Bank Leumi Le-Israel
Dimension Data Holdings Limited
ECI Telecom Limited
Edgars Stores Limited
Nampak Limited
Nedcor Limited


Deletions

Akcansa Cimento A.S.
South African Breweries Ltd.
Turkiye Garanti Bankasi A.S.